UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2010

HERBST GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-71094	88-0446145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 West Russell Road, Las Vegas, NV 89118
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

As previously disclosed, in connection with the Company’s bankruptcy proceedings, on January 22, 2010, the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) issued an Amended Order Confirming Debtors’ First Amended Joint Plan of Reorganization (the “Order”), confirming the amended joint plan of reorganization previously filed with the Bankruptcy Court on July 22, 2009, as modified by the Findings of Fact and Conclusions of Law in Support of Order Confirming Debtors’ First Amended Joint Plan of Reorganization (the “Findings of Fact”) entered contemporaneously with the Order.  On January 28, 2010, the Indenture Trustee, as defined in the Findings of Fact, filed a notice of appeal from the Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: February 3, 2010	By:	/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer